Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2004

Boston Properties, Inc.

Second Quarter 2004

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Funds Available for Distribution and Interest Coverage Ratios	10
Discontinued Operations	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Portfolio Overview-Square Footage	18
In-Service Property Listing	19-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Industrial Properties-Lease Expiration Roll Out	26
Retail Properties - Lease Expiration Roll Out	27
Grand Total - Office, Office/Technical, Industrial and Retail Properties	28
Greater Boston Area Lease Expiration Roll Out	29-30
Washington, D.C. Area Lease Expiration Roll Out	31-32
San Francisco Area Lease Expiration Roll Out	33-34
Midtown Manhattan Area Lease Expiration Roll Out	35-36
Princeton Area Lease Expiration Roll Out	37-38
Other Properties Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Hotel Performance	43
Occupancy Analysis	44
Same Property Performance	45
Reconciliation to Same Property Performance and Net Income	46-47
Leasing Activity	48
Capital Expenditures, Tenant Improvements and Leasing Commissions	49
Acquisitions/Dispositions	50
Value Creation Pipeline - Construction in Progress	51
Value Creation Pipeline - Land Parcels and Purchase Options	52
Definitions	53

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “guidance,” “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2004

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco, and Princeton, New Jersey. Its property portfolio is comprised primarily of first-class office space but also includes hotels and industrial buildings. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. Government and a diverse array of high-credit tenants.

Management

Boston Properties’ management team is among the most distinguished in the REIT industry. This deep and talented team of twenty-eight individuals average twenty-five years of real estate experience and sixteen years with Boston Properties. Chairman Mortimer Zuckerman is nationally-known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News. He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania. President and CEO, Edward Linde, serves on a number of corporate and philanthropic boards, including John Hancock Financial Services, Inc. the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable. He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independant Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistant strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2004)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	12/31
Total Properties	126
Total Square Feet	43.6 million
Common Shares and Units Outstanding (as converted)	135.9 million
Dividend — Quarter/Annualized	$0.65/$2.60
Dividend Yield	5.19%
Total Market Capitalization	$11.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Second Quarter 2004

INVESTOR INFORMATION

Board of Directors			Management
Mortimer B. Zuckerman	Alan B. Landis	Robert E. Burke	E. Mitchell Norville
Chairman of the Board	Director	Executive Vice President for Operations	Senior Vice President, Manager of DC Office

Edward H. Linde	Alan J. Patricof	Raymond A. Ritchey	Robert E. Pester
President and Chief Executive Officer, Director	Director, Chairman of Audit Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President, Manager of San Francisco Office

Lawrence S. Bacow	Richard E. Salomon	Douglas T. Linde	Mitchell S. Landis
Director	Director, Chairman of Compensation Committee	Senior Vice President, Chief Financial Officer, and Treasurer	Senior Vice President, Manager of Princeton Office

William M. Daley	Martin Turchin	Bryan J. Koop	Frank D. Burt
Director, Chairman of Nominating & Corporate Governance Committee	Director	Senior Vice President, Manager of Boston Office	Senior Vice President, General Counsel

Carol B. Einiger	David A. Twardock	Robert E. Selsam	Arthur S. Flashman
Director	Director	Senior Vice President, Manager of New York Office	Vice President and Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue Suite 300 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 111 Huntington Avenue, Suite 300 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 investor_relations@bostonproperties.com www.bostonproperties.com

Financial inquiries should be directed to Michael Walsh, Vice President, Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquires should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2004	Q1 2004	Q4 2003	Q3 2003	Q2 2003
High Price	$55.54	$54.89	$48.47	$45.50	$44.83
Low Price	$43.63	$46.69	$43.40	$41.26	$38.00
Average Price	$48.15	$51.06	$46.02	$43.35	$41.36
Closing Price, at the end of the quarter	$50.08	$54.31	$48.19	$43.47	$43.80
Dividends per share - annualized (1)	$2.60	$2.52	$2.52	$2.52	$2.52
Closing dividend yield - annualized	5.19%	4.64%	5.23%	5.80%	5.75%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	135,889	135,582	127,683	127,037	126,605
Closing market value of shares and units outstanding (thousands)	$6,805,321	$7,363,458	$6,153,044	$5,522,298	$5,545,299

(1)	Reflects dividend increase from $0.63 per share to $0.65 per share - effective Q2 2004.

Timing

Quarterly results for the remainder of 2004 will be announced according to the following schedule:

Third Quarter	Late October
Fourth Quarter	Late January

Boston Properties, Inc.

Second Quarter 2004

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage

David Aubuchon	David Shulman / David Toti	Chris Brown	Mark Streeter
A.G. Edwards & Sons, Inc.	Lehman Brothers	Banc of America Securities, LLC	J.P. Morgan Securities, Inc.
314.955.5452	212.526.3413 / 212.526.2002	704.386.2524	212.834.5086

Ross Smotrich / Michael Marron Bear Stearns & Company, Inc. 212.272.8046 / 212.272.7424	Steve Sakwa / Brian Legg Merill Lynch & Company, Inc. 212.449.0335 / 212.449.1153	Susan Berliner / Dan Mooney Bear Stearns & Company, Inc. 212.272.3824 / 212.272.0217	John Forrey Merrill Lynch & Company, Inc. 212.449.1812

Louis Taylor / Christoper Capolongo Deutsche Bank Securities, Inc. 212.250.4912 / 212.250.7726	Gregory Whyte / David Cohen Morgan Stanley & Company, Inc. 212.761.6331 / 212.761.8564	Erich Marriott BNP Paribas Securities Corp (NA) 212.841.3186	Thomas Cook Smith Barney Citigroup 212.723.1112

David Loeb / Gustavo Sarago Friedman, Billings, Ramsey & Co., Inc. 703.469.1289 / 703.469.1042	James Sullivan / James Feldman Prudential Equity Group, Inc. 212.778.2515 / 212.778.1724	Thierry Perrein Credit Suisse First Boston, Inc. 212.538.8618

Carey Callaghan / Allison Widman	Jay Leupp / David Copp	Scott O’Shea
Goldman Sachs & Company	RBC Capital Markets (US)	Deutsche Bank Securities, Inc.
212.902.4351 / 212.902.2796	415.633.8588 / 415.633.8558	212.250.7190

Rating Agencies:

Jim Sullivan	Jonathan Litt / John Stewart	William Travers
Green Street Advisors, Inc.	Smith Barney Citigroup	Fitch Ratings
949.640.8780	212.816.0231 / 212.816.1685	212.908.0304

Anthony Paolone / Michael Mueller	Keith Mills UBS Securities, LLC 212.713.3098	Karen Nickerson Moody’s Investors Service 212.553.4924
J.P. Morgan Securities, Inc.
212.622.6682 / 212.622.6689

Francis Greywitt		James Fielding
KeyBanc Capital Markets		Standard & Poor’s
216.443.4795		212.438.2452

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2004

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations can be found on page 53.

	Three Months Ended
	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Income Items:

Revenue	$345,133	$333,595	$334,231	$328,410	$321,095
Straight line rent (SFAS 13)	$13,487	$11,620	$14,536	$12,144	$10,687
Fair value lease revenue (SFAS 141) (1)	$268	$(83)	$(53)	$(577)	$(167)
Lease termination fees (included in revenue) (2)	$—	$1,558	$1,401	$1,735	$1,419
Capitalized interest	$3,539	$4,831	$5,192	$4,954	$4,601
Capitalized wages	$1,565	$1,357	$1,209	$1,288	$1,325
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	69.4%	69.6%	69.5%	67.1%	70.1%
Net income available to common shareholders	$87,118	$66,048	$60,592	$56,970	$63,236

Funds from operations (FFO) available to common shareholders before net derivative gains/losses (4)	$116,904	$103,831	$106,931	$99,057	$103,360

FFO per share before net derivative gains/losses - diluted (4)	$1.05	$0.99	$1.05	$0.98	$1.03
Net income available to common shareholders per share - basic	$0.81	$0.65	$0.62	$0.59	$0.66
Net income available to common shareholders per share -diluted	$0.80	$0.64	$0.61	$0.57	$0.64
Dividends per share	$0.65	$0.63	$0.63	$0.63	$0.63
Funds available for distribution to common shareholder and common unitholder (FAD) (5)	$109,181	$98,135	$85,496	$100,842	$103,981

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.72	2.64	2.65	2.55	2.64
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	3.73	2.48	2.48	2.39	2.48
FFO Payout Ratio (7)	61.90%	63.64%	60.00%	64.29%	61.17%
FAD Payout Ratio (8)	77.52%	82.49%	88.86%	74.33%	71.14%

	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Capitalization:

Total Debt	$4,994,703	$4,910,761	$5,004,720	$4,920,343	$4,819,282
Price @ Quarter End	$50.08	$54.31	$48.19	$43.47	$43.80
Equity Value @ Quarter End	$6,805,321	$7,363,458	$6,153,044	$5,522,298	$5,545,299
Total Market Capitalization (9)	$11,800,024	$12,274,219	$11,157,764	$10,442,641	$10,364,581
Debt/Total Market Capitalization (9)	42.33%	40.01%	44.85%	47.12%	46.50%

(1)	Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $613 for the three months ended June 30, 2004. Please see page 16 for termination income earned from unconsolidated joint ventures.
(3)	Rental Expenses include operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $5,900, $6,370, $6,620, $8,742 and $6,459 for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.
(4)	For a quantitative reconciliation of the differences between FFO before net derivative gains/losses and net income available to common shareholders, see page 9.
(5)	For a quantitative reconciliation of the differences between FAD and FFO before net derivative gains/losses, see page 10.
(6)	For additional detail, see page 10.
(7)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FFO per share before net derivative gains/losses- diluted.
(8)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.
(9)	For additional detail, see page 53.

Boston Properties, Inc.

Second Quarter 2004

CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
ASSETS
Real estate	$8,427,296	$8,272,848	$8,202,958	$8,060,525	$7,863,035
Construction in progress	606,012	579,751	542,600	481,571	445,003
Land held for future development	230,155	228,361	232,098	232,361	218,045
Real estate held for sale	5,756	42,449	5,604	—	—
Less accumulated depreciation	(1,099,715)	(1,047,911)	(1,001,435)	(952,754)	(893,246)

Total real estate	8,169,504	8,075,498	7,981,825	7,821,703	7,632,837
Cash and cash equivalents	227,698	182,151	22,686	37,621	158,587
Escrows	27,888	25,666	21,321	27,992	18,187
Tenant and other receivables, net	11,637	14,962	18,425	21,813	21,185
Accrued rental income, net	215,536	202,604	189,852	175,063	160,586
Deferred charges, net	212,666	196,598	188,855	178,819	168,833
Prepaid expenses and other assets	33,388	56,001	39,350	57,012	22,090
Investments in unconsolidated joint ventures	83,950	83,555	88,786	88,632	93,904

Total assets	$8,982,267	$8,837,035	$8,551,100	$8,408,655	$8,276,209

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,524,202	$3,440,351	$3,471,400	$3,450,112	$3,349,134
Unsecured senior notes, net of discount	1,470,501	1,470,410	1,470,320	1,470,231	1,470,148
Unsecured line of credit	—	—	63,000	—	—
Accounts payable and accrued expenses	91,790	110,002	92,026	69,940	49,299
Dividends and distributions payable	91,350	89,166	84,569	83,972	84,030
Interest rate contracts	4,800	6,417	8,191	9,875	12,677
Accrued interest payable	50,318	41,984	50,931	44,010	56,088
Other liabilities	89,145	79,390	80,367	69,242	63,771

Total liabilities	5,322,106	5,237,720	5,320,804	5,197,382	5,085,147

Commitments and contingencies	—	—	—	—	—

Minority interests	804,172	851,901	830,133	829,779	857,058

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding		—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding		—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 108,160,487, 106,442,998, 98,230,177, 97,577,665 and 97,028,911 outstanding, respectively	1,082	1,064	982	976	970
Additional paid-in capital	2,544,278	2,453,215	2,104,158	2,084,490	2,032,952
Earnings in excess of dividends	336,704	319,890	320,900	322,530	327,222
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(7,367)	(7,872)	(6,820)	(7,271)	(7,734)
Accumulated other comprehensive loss	(15,986)	(16,161)	(16,335)	(16,509)	(16,684)

Total stockholders’ equity	2,855,989	2,747,414	2,400,163	2,381,494	2,334,004

Total liabilities and stockholders’ equity	$8,982,267	$8,837,035	$8,551,100	$8,408,655	$8,276,209

Boston Properties, Inc.

Second Quarter 2004

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-04	31-Mar-04		31-Dec-03	30-Sep-03	30-Jun-03
Revenue:
Rental
Base Rent	$265,397	$255,540		$256,638	$251,667	$246,943
Recoveries from tenants	39,421	40,825		37,882	41,252	36,902
Parking and other	14,094	13,198		12,213	13,244	13,945

Total rental revenue	318,912	309,563		306,733	306,163	297,790
Hotel revenues	19,166	13,178		22,082	17,542	17,213
Development and management services	5,965	3,326		4,550	3,616	5,429
Interest and other	1,090	7,528	(1)	866	1,089	663

Total revenue	345,133	333,595		334,231	328,410	321,095

Expenses:
Operating	60,298	61,088		58,390	65,908	57,349
Real estate taxes	41,566	39,880		39,965	40,261	37,641
Hotel operating	13,376	11,678		15,992	12,829	12,258
General and administrative	12,493	12,600		11,749	11,183	11,028
Interest (2)	74,789	74,305		75,001	75,343	75,447
Depreciation and amortization	60,737	56,327		55,877	53,037	50,323
Net derivative (gains)/losses	—	—		—	(885)	991
Loss from early extinguishment of debt	—	6,258		—	—	—

Total expenses	263,259	262,136		256,974	257,676	245,037

Income before minority interests and income from unconsolidated joint ventures	81,874	71,459		77,257	70,734	76,058
Minority interest in property partnerships	1,238	328		313	593	268
Income from unconsolidated joint ventures	879	1,377		662	1,343	1,353

Income before minority interest in Operating Partnership	83,991	73,164		78,232	72,670	77,679
Minority interest in Operating Partnership (3)	(17,908)	(17,276)		(18,696)	(17,923)	(18,924)

Income before gains on sales of real estate and other assets	66,083	55,888		59,536	54,747	58,755
Gains on sales of real estate and other assets, net of minority interest	1,377	6,698		—	1,341	3,546

Income before discontinued operations	67,460	62,586		59,536	56,088	62,301
Income from discontinued operations, net of minority interest	69	941		1,056	882	935
Gains on sales of real estate from discontinued operations, net of minority interest	19,589	2,521		—	—	—

Net income available to common shareholders	$87,118	$66,048		$60,592	$56,970	$63,236

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.81	$0.65		$0.62	$0.59	$0.66

Net income available to common shareholders per share - diluted	$0.80	$0.64		$0.61	$0.57	$0.64

(1)	Includes approximately $7.0 million related to the termination of an agreement to enter into a ground lease in the three months ended March 31, 2004.
(2)	Interest expense is reported net of capitalized interest of $3,539, $4,831, $5,192, $4,954 and $4,601 for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.
(3)	Equals minority interest share of 16.96%, 17.96%, 18.59%, 18.08% and 17.45% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2004

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Jun-04	31-Mar-04	31-Dec-03	30-Sep-03	30-Jun-03
Net income available to common shareholders	$87,118	$66,048	$60,592	$56,970	$63,236
Add:
Minority interest in Operating Partnership	17,908	17,276	18,696	17,923	18,924
Less:
Minority interest in property partnerships	1,238	328	313	593	268
Income from unconsolidated joint ventures	879	1,377	662	1,343	1,353
Gain on sales of real estate and other assets, net of minority interest	1,377	6,698	—	1,341	3,546
Income from discontinued operations, net of minority interest	69	941	1,056	882	935
Gain on sales of real estate from discontinued operations, net of minority interest	19,589	2,521	—	—	—

Income before minority interests and income from unconsolidated joint ventures	81,874	71,459	77,257	70,734	76,058
Add:
Real estate depreciation and amortization (1)	61,919	57,873	57,500	54,606	52,338
Income from discontinued operations	83	1,147	1,319	1,106	1,157
Income from unconsolidated joint ventures	879	1,377	662	1,343	1,353
Less:
Minority property partnership’s share of funds from operations	158	904	945	805	842
Preferred dividends and distributions	3,813	4,385	4,443	5,183	5,852

Funds from operations (FFO)	140,784	126,567	131,350	121,801	124,212
Add (subtract):
Net derivative gains/losses	—	—	—	(885)	991

FFO before net derivative gains/losses	$140,784	$126,567	$131,350	$120,916	$125,203

FFO available to common shareholders before net derivative gains/losses (2)	$116,904	$103,831	$106,931	$99,057	$103,360

FFO per share before net derivative gains/losses- basic	$1.09	$1.03	$1.09	$1.02	$1.07

Weighted average shares outstanding - basic	107,216	100,890	97,945	97,360	96,531

FFO per share before net derivative gains/losses- diluted	$1.05	$0.99	$1.05	$0.98	$1.03

FFO per share after net derivative gains/losses- diluted	$1.05	$0.99	$1.05	$0.99	$1.02

Weighted average shares outstanding - diluted	115,208	110,577	107,188	107,231	107,408

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2004		March 31, 2004		December 31, 2003		September 30, 2003		June 30, 2003
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO before net derivative gains/losses	$140,784	129,116	$126,567	122,983	$131,350	120,312	$120,916	118,846	$125,203	116,931
Effect of Dilutive Securities
Convertible Pre- ferred Units	3,813	6,192	4,385	7,087	4,443	7,087	5,183	8,047	5,852	9,195
Stock Options and other	—	1,800	—	2,599	—	2,155	—	1,823	—	1,682

Diluted FFO before net derivative gains/losses	$144,597	137,108	$130,952	132,669	$135,793	129,554	$126,099	128,716	$131,055	127,808

Company’s share of diluted FFO before net derivative gains/losses (3)	$121,500	115,208	$109,146	110,577	$112,349	107,188	$105,051	107,231	$110,137	107,408

FFO per share before net derivative gains/losses- basic	$1.09		$1.03		$1.09		$1.02		$1.07

FFO per share before net derivative gains/losses-diluted	$1.05		$0.99		$1.05		$0.98		$1.03

(1)	Real estate depreciation includes the Company’s share of unconsolidated joint venture real estate depreciation of $1,683, $1,697, $1,874, $1,821 and $2,266 less corporate related depreciation of $617, $617, $703, $670 and $670 for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.
(2)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003 was 83.04%, 82.04%, 81.41%, 81.92% and 82.55%, respectively.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003 was 84.03%, 83.35%, 82.74%, 83.31% and 84.04%, respectively.

Boston Properties, Inc.

Second Quarter 2004

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Funds from operations (FFO) before net derivative gains/losses (see page 9)	$140,784	$126,567	$131,350	$120,916	$125,203
2nd generation tenant improvements and leasing commissions	(17,693)	(15,102)	(23,190)	(5,606)	(6,105)
Straight-line rent	(13,487)	(11,620)	(14,536)	(12,144)	(10,687)
Recurring capital expenditures	(4,138)	(3,211)	(8,413)	(3,415)	(4,726)
Fair value interest adjustment	(787)	(340)	(337)	(261)	(343)
Fair value lease revenue (SFAS 141)	(268)	83	53	577	167
Hotel improvements, equipment upgrades and replacements	(228)	(273)	(676)	(353)	(911)
Non real estate depreciation	617	617	703	670	670
Stock-based compensation	933	1,279	451	434	713
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	3,448	135	91	24	—

Funds available for distribution to common shareholder and common unitholders (FAD)	$109,181	$98,135	$85,496	$100,842	$103,981

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$81,874	$71,459	$77,257	$70,734	$76,058
Interest expense	74,789	74,305	75,001	75,343	75,447
Depreciation	60,737	56,327	55,877	53,037	50,323
Depreciation from joint ventures	1,683	1,697	1,874	1,821	2,266
Income from unconsolidated joint ventures	879	1,377	662	1,343	1,353
Discontinued Operations - depreciation	116	466	452	418	419
Discontinued operations	83	1,147	1,319	1,106	1,157
Straight-line rent	(13,487)	(11,620)	(14,536)	(12,144)	(10,687)
Net derivative (gains)/losses	—	—	—	(885)	991
Fair value lease revenue (SFAS 141)	(268)	83	53	577	167

Subtotal	206,406	195,241	197,959	191,350	197,494
Divided by:
Interest expense (1)	73,683	73,305	73,975	74,214	74,077
Interest expense - discontinued operations	—	—	—	—	—

Total interest expense	73,683	73,305	73,975	74,214	74,077

Interest Coverage Ratio	2.80	2.66	2.68	2.58	2.67

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$81,874	$71,459	$77,257	$70,734	$76,058
Discontinued operations	83	1,147	1,319	1,106	1,157
Interest expense	74,789	74,305	75,001	75,343	75,447
Depreciation	60,737	56,327	55,877	53,037	50,323
Depreciation from joint ventures	1,683	1,697	1,874	1,821	2,266
Income from unconsolidated joint ventures	879	1,377	662	1,343	1,353
Net derivative (gains)/losses	—	—	—	(885)	991
Fair value lease revenue (SFAS 141)	(268)	83	53	577	167
Straight-line rent	(13,487)	(11,620)	(14,536)	(12,144)	(10,687)
Discontinued Operations - depreciation	116	466	452	418	419

Subtotal	206,406	195,241	197,959	191,350	197,494
Divided by:
Interest expense (1) (2)	77,222	78,136	79,167	79,168	78,678
Interest expense - discontinued operations	—	—	—	—	—

Total interest expense	77,222	78,136	79,167	79,168	78,678

Interest Coverage Ratio	2.67	2.50	2.50	2.42	2.51

(1)	Excludes amortization of financing costs of $1,106, $1,000, $1,026, $1,129 and $1,370 for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.
(2)	Includes capitalized interest of $3,539, $4,831, $5,192, $4,954 and $4,601 for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.

Boston Properties, Inc.

Second Quarter 2004

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of these qualifying properties sold or held for sale during 2004 and 2003 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.

	Three Months Ended
	30-Jun-04	31-Mar-04	31-Dec-03	30-Sep-03	30-Jun-03
Total Revenue (1)	$248	$1,991	$2,335	$2,759	$2,275

Expenses:
Operating	49	378	564	1,235	699
Depreciation and amortization	116	466	452	418	419

Total Expenses	165	844	1,016	1,653	1,118

Income before minority interests	83	1,147	1,319	1,106	1,157

Minority interest in property partnership	—	—	21	30	23
Minority interest in Operating Partnership	14	206	242	194	199

Income from discontinued operations (net of minority interest)	$69	$941	$1,056	$882	$935

Properties:
	Sugarland Business Park - Building One 38 Cabot Boulevard The Arboretum Decoverly Two, Three, Six and Seven	Sugarland Business Park - Building One 38 Cabot Boulevard The Arboretum Decoverly Two, Three, Six and Seven Sugarland Business Park - Building Two 430 Rozzi Place	Sugarland Business Park - Building One 38 Cabot Boulevard The Arboretum Decoverly Two, Three, Six and Seven Sugarland Business Park - Building Two 430 Rozzi Place	Sugarland Business Park - Building One 38 Cabot Boulevard The Arboretum Decoverly Two, Three, Six and Seven Sugarland Business Park - Building Two 430 Rozzi Place	Sugarland Business Park - Building One 38 Cabot Boulevard The Arboretum Decoverly Two, Three, Six and Seven Sugarland Business Park - Building Two 430 Rozzi Place

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $66, ($19), ($28), $6 and $16 for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.

Boston Properties, Inc.

Second Quarter 2004

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal June 30, 2004
Mortgage Notes Payable	$3,524,202
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,470,501

Total Debt	$4,994,703

BPLP Unsecured Senior Notes

					Total/Average
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/2002
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.659%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,562	$283	$384	$2,270	$4,499

Unsecured Senior Notes, net of discount	$248,438	$299,717	$174,616	$747,730	$1,470,501

Equity

(in thousands)

	Shares/Units Outstanding	Common Stock Equivalents		Equivalent (1)
Common Stock	108,160	108,160	(2)	$5,416,653
Operating Partnership Units	22,046	22,046	(3)	1,104,064
Series Two Preferred Operating Partnership Units	4,330	5,683		284,605

Total Equity		135,889		$6,805,321

Total Debt				4,994,703

Total Market Capitalization				$11,800,024

(1)	Value based on June 30, 2004 closing price of $50.08 per share of common stock.
(2)	Includes 327 shares of restricted stock, of which 88 shares are vested as of June 30, 2004.
(3)	Includes 170 long-term incentive plan units, of which none are vested as of June 30, 2004.

Boston Properties, Inc.

Second Quarter 2004

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2004	2005	2006	2007	2008	Thereafter	Total
Floating Rate Debt	$—	$54,791	$—	$389,934	$—	$—	$444,725
Fixed Rate Debt	25,262	279,053	308,028	187,305	974,747	2,775,583	4,549,978

Total Debt	$25,262	$333,844	$308,028	$577,239	$974,747	$2,775,583	$4,994,703

Weighted Average Floating Rate Debt	—	2.53%	—	2.24%	—	—	2.28%
Weighted Average Fixed Rate Debt	7.12%	7.03%	6.28%	6.61%	6.81%	6.64%	6.68%

Total Weighted Average Rate	7.12%	6.29%	6.28%	3.66%	6.81%	6.64%	6.28%

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 6/30/04	Letters of Credit	Remaining Capacity @ 6/30/04
$605,000	$—	$5,715	$599,285

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	29.44%	5.95%	9.4 years
Secured Debt	70.56%	6.42%	4.7 years

Total Debt	100.00%	6.28%	6.1 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.90%	2.28%	2.4 years
Fixed Rate Debt	91.10%	6.68%	6.5 years

Total Debt	100.00%	6.28%	6.1 years

Boston Properties, Inc.

Second Quarter 2004

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2004	2005	2006	2007		2008	Thereafter	Total
Citigroup Center	$3,150	$6,651	$7,145	$7,676		$8,246	$475,007	$507,875
Times Square Tower	—	—	—	389,934	(1)	—	—	389,934
Embarcadero Center One, Two and Federal Reserve	2,445	5,141	5,496	5,877		278,912	—	297,871
Prudential Center	2,337	4,919	5,256	5,619		259,705	—	277,836
280 Park Avenue	1,540	3,261	3,519	3,798		4,099	244,695	260,912
599 Lexington Avenue	—	225,000	—	—		—	—	225,000
Embarcadero Center Four	1,802	3,797	4,061	4,346		129,712	—	143,718
Embarcadero Center Three	1,194	2,506	2,671	132,726		—	—	139,097
Riverfront Plaza	1,476	3,104	3,314	3,540		95,327	—	106,761
Democracy Center	998	2,103	2,257	2,421		2,597	91,132	101,508
Embarcadero Center West Tower	787	1,649	90,415	—		—	—	92,851
100 East Pratt Street	998	2,100	2,246	2,401		78,110	—	85,855
One Freedom Square	908	1,896	2,005	2,122		2,245	73,641	82,817
601 and 651 Gateway Boulevard	—	—	81,660	—		—	—	81,660
140 Kendrick Street	630	1,313	1,387	1,466		1,549	55,486	61,831
202, 206 & 214 Carnegie Center	338	719	780	845		916	57,300	60,898
1330 Connecticut Avenue	1,027	2,136	2,238	2,346		2,452	50,298	60,497
New Dominion Technology Park, Building One	46	655	1,283	1,379		1,481	52,558	57,402
Reservoir Place	597	1,395	1,478	1,565		1,660	48,689	55,384
New Dominion Technology Park, Building Two	—	54,791	—	—		—	—	54,791
Capital Gallery	717	1,524	50,651	—		—	—	52,892
504, 506 & 508 Carnegie Center	530	1,136	1,221	1,314		40,915	—	45,116
10 & 20 Burlington Mall Rd & 91 Hartwell	293	741	795	855		919	34,670	38,273
10 Cambridge Center	310	659	715	777		844	30,592	33,897
Sumner Square	264	557	599	645		694	26,242	29,001
1301 New York Avenue	669	1,417	1,531	1,651		1,781	21,629	28,678
Eight Cambridge Center	284	601	649	702		757	23,729	26,722
510 Carnegie Center	300	635	683	735		23,519	—	25,872
University Place	357	752	806	864		925	19,414	23,118
Reston Corporate Center	312	654	698	745		20,523	—	22,932
Bedford Business Park	352	751	818	890		16,859	—	19,670
191 Spring Street	321	686	18,267	—		—	—	19,274
101 Carnegie Center	191	406	6,622	—		—	—	7,219
Montvale Center	89	189	6,762	—		—	—	7,040

	25,262	333,844	308,028	577,239		974,747	1,305,082	3,524,202

Unsecured Senior Notes	—	—	—	—		—	1,470,501	1,470,501
Unsecured Line of Credit	—	—	—	—		—	—	—

	$25,262	$333,844	$308,028	$577,239		$974,747	$2,775,583	$4,994,703

% of Total Debt	0.51%	6.68%	6.17%	11.56%		19.52%	55.56%	100.00%
Balloon Payments	—	$279,791	$253,134	$522,660		$930,476	$2,657,348
Scheduled Amortization	$25,262	$54,053	$54,894	$54,579		$44,271	$118,235

(1)	Assumes exercise of one-year extension option.

Boston Properties, Inc.

Second Quarter 2004

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2004 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

June 30, 2004
Total Assets:
Capitalized Property Value	$10,638,647
Cash and Cash Equivalents	227,698
Undeveloped Land, at Cost	230,155
Development in Process, at Cost (including Joint Venture%)	654,908

Total Assets	$11,751,408

Unencumbered Assets	$4,884,813

Secured Debt (Fixed and Variable) (1)	$3,498,514
Joint Venture Debt	151,303
Contingent Liabilities & Letters of Credit	17,956
Unsecured Debt (2)	1,475,000

Total Outstanding Debt	$5,142,773

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$81,874
Add: Interest Expense (per Consolidated Income Statement)	74,789
Add: Depreciation and Amortization (per Consolidated Income Statement)	60,737
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)	—
Less: Non-recurring termination income (included in interest and other on the Consolidated Income Statement)	—

EBITDA	217,400
Add: Company share of unconsolidated joint venture EBITDA	5,029

Consolidated EBITDA	$222,429

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$74,789
Add: Company share of unconsolidated joint venture interest expense	2,466
Less: Amortization of financing costs	(1,106)
Less: Interest expense funded by construction loan draws	(650)

Adjusted Interest Expense	$75,499

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	43.8%
Secured Debt/Total Assets	Less than 50%	31.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.95
Unencumbered Assets/ Unsecured Debt	Greater than 150%	331.2%

Unencumbered Consolidated EBITDA		$93,282

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.22

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		41.9%

# of unencumbered properties		70

(1)	Excludes Fair Value Adjustment of $25,688.
(2)	Excludes Debt Discount of $4,499.

Boston Properties, Inc.

Second Quarter 2004

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2004

	Market Square North	Metropolitan Square	265 Franklin Street		901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined
Total Equity (2)	$9,590	$31,997	$24,279		$14,886	$3,198	$83,950

Mortgage/Construction loans payable (2)	$47,420	$68,748	$18,897		$16,238	$—	$151,303

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%		25.00%	50.00%

Results of Operations
(unaudited and in thousands) for the three months ended June 30, 2004

	Market Square North	Metropolitan Square	265 Franklin Street		901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined
REVENUE
Total revenue	$4,958	$6,122	$4,812	(3)	$—	$—	$15,892	(4)

EXPENSES
Operating	1,619	2,096	1,081		—	—	4,796

SUBTOTAL	3,339	4,026	3,731		—	—	11,096

Interest	1,838	2,801	338		—	—	4,977
Depreciation and amortization	1,512	1,190	916		—	—	3,618

NET INCOME	$(11)	$35	$2,477		$—	$—	$2,501

BXP’s share of net income	$(6)	$18	$867		$—	$—	$879
BXP’s share of depreciation & amortization	756	607	320		—	—	1,683

BXP’s share of Funds from Operations (FFO)	$750	$625	$1,187		$—	$—	$2,562

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s share.
(3)	Included in total revenue is approximately $1,750 of lease termination fees.
(4)	The impact of the straight-line rent adjustment increased revenue by $70 for the three months ended June 30, 2004.

Boston Properties, Inc.

Second Quarter 2004

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2004	2005	2006	2007	2008	Thereafter	Total
Metropolitan Square (51%)*	$389	$830	$901	$978	$1,061	$64,589	$68,748
Market Square North (50%)*	435	927	1,001	1,081	1,167	42,809	47,420
265 Franklin Street (35%)*	18,897	—	—	—	—	—	18,897
901 New York Avenue (25%)*	—	16,238	—	—	—	—	16,238

	$19,721	$17,995	$1,902	$2,059	$2,228	$107,398	$151,303

Weighted Average Rate	2.68%	3.46%	7.95%	7.95%	7.95%	8.02%	6.78%
% of Total Debt	13.03%	11.89%	1.26%	1.36%	1.47%	70.99%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	23.22%	2.69%	0.8 years
Fixed Rate Debt	76.78%	8.01%	6.1 years

Total Debt	100.00%	6.78%	4.9 years

(*)	All amounts represent the Company’s share.

Boston Properties, Inc.

Second Quarter 2004

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Net Operating Income of In-Service Properties(1) by Location and Type of Property for the Quarter Ended June 30, 2004(2)

Geographic Area	Square Feet Office (3)		% of NOI Office	Square Feet Office/ Technical	% of NOI Office/ Technical	Square Feet Industrial	% of NOI Industrial	Square Feet Total	Square Feet % of Total	% of NOI Hotel	% of NOI Total
Greater Boston	7,805,710	(4)	21.4%	545,206	0.7%	152,009	—	8,502,925	27.31%	2.6%	24.7%
Greater Washington	6,565,177	(5)	15.9%	909,646	1.3%	—	—	7,474,823	24.01%	—	17.2%
Greater San Francisco	4,702,852		13.6%	—		40,000	—	4,742,852	15.23%	—	13.6%
Midtown Manhattan	6,555,823		36.6%	—		—	—	6,555,823	21.05%	—	36.6%
Princeton/East Brunswick, NJ	2,317,146		4.6%	—		—	—	2,317,146	7.44%	—	4.6%
Baltimore, MD	637,605		1.6%	—		—	—	637,605	2.05%	—	1.6%
Richmond, VA	906,763		1.7%	—		—	—	906,763	2.91%	—	1.7%

	29,491,076		95.4%	1,454,852	2.0%	192,009	—	31,137,937	100.00%	2.6%	100.0%

% of Total	94.71%			4.67%		0.62%		100.00%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2)

Geographic Area	CBD	Suburban	Total
Greater Boston	17.7%	6.9%	24.6%
Greater Washington	5.4%	11.8%	17.2%
Greater San Francisco	13.0%	0.6%	13.6%
Midtown Manhattan	36.6%	—	36.6%
Princeton/East Brunswick, NJ	—	4.7%	4.7%
Baltimore, MD	1.6%	—	1.6%
Richmond, VA	1.7%	—	1.7%

Total	76.0%	24.0%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474

Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	31,270	9,496,175

(1)	For disclosures relating to our definition of In-Service Properties, see page 53.
(2)	For a quantitative reconciliation of consolidated net operating income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI see page 53. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,300,000 square feet of retail space.
(4)	Includes 344,126 square feet at 265 Franklin Street which is 35% owned by Boston Properties.
(5)	Includes 585,220 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2004

In-Service Property Listing

as of June 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,181,526	96.9%	$37.39	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,686	99.8%	50.07	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	504,864	80.9%	43.46	Y	CBD
The Shops at the Prudential Center (1)	CBD Boston MA	1	531,996	95.7%	52.80	Y	CBD
Shaws Supermarket at the Prudential Center (2)	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,671	69.6%	55.83	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	92.1%	42.34	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.35	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	35.39	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.24	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	36.50	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	523,649	85.1%	31.76	Y	S
204 Second Avenue	Route 128 Mass Turnpike MA	1	40,974	52.7%	31.79	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.55	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	40.1%	22.89	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	95.5%	27.06	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.84	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.09	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	69.1%	29.97	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	93.3%	25.17	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.05	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.34	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,685	81.8%	32.56	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	52.07	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	20.09	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	29.56	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,689	85.7%	27.78	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.52	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	36.90	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	35.17	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	88.6%	27.73	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	19.46	N	S
Newport Office Park	Route 128 South MA	1	168,829	44.6%	25.14	N	S

		41	7,805,710	90.2%	$37.58

Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	21.90	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.86	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	12.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	10.90	N	S

		5	545,206	100.0%	$15.81

Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	152,009	0.0%	—	N	S

	Total Greater Boston:	47	8,502,925	89.2%	$36.01

Boston Properties, Inc.

Second Quarter 2004

In-Service Property Listing (continued)

as of June 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	396,894	98.5%	$38.79	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.96	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	584,883	99.7%	40.20	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.49	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	47.03	Y	CBD
1333 New Hampshire Avenue(2)	CBD Washington DC	1	315,371	100.0%	37.36	N	CBD
1330 Connecticut Avenue(2)	CBD Washington DC	1	252,136	99.4%	45.30	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	35.92	Y	CBD
Democracy Center	Montgomery County MD	3	679,378	81.8%	31.49	Y	S
Montvale Center	Montgomery County MD	1	120,777	90.1%	24.73	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	34.76	N	S
Orbital Sciences 1&3	Loudoun County	2	176,726	100.0%	23.83	N	S
Orbital Sciences 2	Loudoun County	1	160,502	100.0%	24.34	N	S
One Freedom Square(2)	Fairfax County VA	1	410,362	100.0%	32.76	Y	S
Two Freedom Square(2)	Fairfax County VA	1	421,502	100.0%	35.12	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.59	N	S
Two Reston Overlook	Fairfax County VA	1	132,669	90.9%	28.92	N	S
One Discovery Square	Fairfax County VA	1	181,019	100.0%	38.41	N	S
Two Discovery Square	Fairfax County VA	1	185,999	100.0%	33.34	N	S
New Dominion Technology Park	Fairfax County VA	1	235,201	100.0%	31.68	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	N	S
NIMA Building	Fairfax County VA	1	263,870	100.0%	29.44	N	S

		27	6,565,177	97.6%	$34.44

Office/Technical
Broad Run Business Park	Loudoun County	1	127,286	74.5%	19.78	N	S
Sugarland Business Park, Building One(3)	Fairfax County VA	1	52,423	69.4%	18.06	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.57	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.15	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.71	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.91	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	14.11	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.71	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.22	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.07	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.74	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	23.27	N	S

		13	909,646	94.7%	$17.31

	Total Greater Washington:	40	7,474,823	97.2%	$32.41

Boston Properties, Inc.

Second Quarter 2004

In-Service Property Listing (continued)

as of June 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,019,341	99.9%	$64.59	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,176,391	100.0%	58.68	Y	CBD
Citigroup Center	Park Avenue NY	1	1,578,021	94.3%	59.96	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,680,291	100.0%	71.34	N	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	54.32	N	CBD

	Total Midtown Manhattan:	5	6,555,823	98.6%	$62.45

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.64	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	100.0%	31.25	N	S
105 Carnegie Center	Princeton NJ	1	70,322	71.2%	27.11	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	27.46	N	S
202 Carnegie Center	Princeton NJ	1	128,705	84.7%	29.35	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.86	Y	S
210 Carnegie Center	Princeton NJ	1	161,112	86.9%	30.61	N	S
211 Carnegie Center	Princeton NJ	1	47,025	—	—	N	S
212 Carnegie Center	Princeton NJ	1	148,233	98.5%	32.81	N	S
214 Carnegie Center	Princeton NJ	1	150,227	60.1%	29.66	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	32.43	N	S
502 Carnegie Center	Princeton NJ	1	116,374	95.3%	33.46	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	28.18	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	31.43	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	28.11	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.84	Y	S
One Tower Center	East Brunswick NJ	1	412,222	84.1%	35.31	N	S

	Total Princeton/East Brunswick, NJ:	16	2,317,146	89.6%	$30.85

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	834,356	94.4%	$42.63	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,998	85.5%	46.82	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	772,517	84.0%	40.74	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	933,800	93.9%	61.55	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	99.8%	48.37	Y	CBD
West Tower	CBD San Francisco CA	1	466,476	78.7%	43.38	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	56.6%	33.01	N	S
601 and 651 Gateway	South San Francisco CA	2	509,811	53.6%	33.55	Y	S

		9	4,702,852	83.2%	$46.57

Industrial
560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.71	N	S

		1	40,000	100.0%	$10.71

	Total Greater San Francisco:	10	4,742,852	83.4%	$46.20

Boston Properties, Inc.

Second Quarter 2004

In-Service Property Listing (continued)

as of June 30, 2004

	Sub Market	Number of Buildings	Square Feet	Leased %		Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Baltimore, MD Office 100 East Pratt Street	Baltimore MD	1	637,605	94.7%		$31.72	Y	CBD

Richmond, VA Office Riverfront Plaza	Richmond VA	1	906,763	91.7%		$21.39	Y	CBD

	Total In-Service Properties:	120	31,137,937	92.5	%(4)	$41.56

(1)	93,856 square feet of space is unencumbered.
(2)	Not included in Same Property analysis.
(3)	Classified as discontinued operations for the quarter ended June 30, 2004.
(4)	Occupancy at June 30, 2004 would have remained at 92.5% had the property classified as discontinued operations not been included.

Boston Properties, Inc.

Second Quarter 2004

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	U.S. Government	1,432,271		4.60%
2	Citibank, N.A.	1,233,086		3.96%
3	Ernst and Young	1,064,939		3.42%
4	Shearman & Sterling	585,808		1.88%
5	Lockheed Martin Corporation	567,429		1.82%
6	Gillette Company	485,932		1.56%
7	Wachovia	476,934		1.53%
8	Parametric Technology Corp.	470,987		1.51%
9	Lehman Brothers	436,723		1.40%
10	Washington Group International	365,245		1.17%
11	Deutsche Bank Trust	346,617		1.11%
12	Orbital Sciences Corporation	337,228		1.08%
13	T. Rowe Price Associates, Inc.	330,313		1.06%
14	Northrop Grumman	326,385		1.05%
15	Kirkland & Ellis	324,014	(1)	1.04%
16	O’ Melveny & Myers	314,137		1.01%
17	Hunton & Williams	305,837		0.98%
18	Akin Gump Strauss Hauer & Feld	302,653		0.97%
19	Digitas	279,182		0.90%
20	Bingham McCutchen	267,905		0.86%

	Total % of Portfolio Square Feet			32.91%
	Total % of Portfolio Revenue			35.62%

(1)	Includes 156,580 square feet of space in a property in which Boston Properties has a 51% interest.

Major Signed Deals for Future Development

Tenant	Property	Sq. Ft.
U.S. Government	New Dominion Tech.	257,400
Finnegan Henderson Farabow Garrett & Dunner, LLP	901 New York Ave.	254,125

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	934,020	$33,623,269	$36.00	$33,497,615	$35.86	3.31%
2005	2,235,818	80,738,250	36.11	81,400,824	36.41	7.93%
2006	2,165,335	97,297,270	44.93	98,298,861	45.40	7.68%
2007	2,393,561	91,920,757	38.40	93,951,190	39.25	8.49%
2008	1,525,484	65,135,693	42.70	67,605,149	44.32	5.41%
2009	3,003,610	115,472,705	38.44	124,638,687	41.50	10.66%
2010	1,658,350	72,885,554	43.95	79,344,327	47.85	5.88%
2011	2,645,238	112,184,233	42.41	125,879,913	47.59	9.39%
2012	2,110,268	98,528,822	46.69	106,278,317	50.36	7.49%
2013	502,512	19,141,658	38.09	21,400,291	42.59	1.78%
Thereafter	6,885,628	322,828,174	46.88	378,690,173	55.00	24.43%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Greater Boston	93.6%	92.5%	85.8%	84.0%	90.2%	88.8%
Greater Washington	99.6%	98.9%	96.3%	96.5%	97.6%	97.3%
Midtown Manhattan	98.6%	98.7%	—	—	98.6%	98.7%
Baltimore, MD	94.7%	98.5%	—	—	94.7%	98.5%
Princeton/East Brunswick, NJ	—	—	89.6%	94.8%	89.6%	94.8%
Richmond, VA	91.7%	91.4%	—	—	91.7%	91.4%
Greater San Francisco	88.8%	91.9%	54.6%	55.2%	83.2%	86.0%

Total Portfolio	95.1%	95.5%	88.3%	89.2%	92.7%	93.2%

*	Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	44,468	$733,582	$16.50	$740,282	$16.65	3.06%
2005	69,345	796,571	11.49	815,549	11.76	4.77%
2006	287,104	4,097,757	14.27	4,125,810	14.37	19.73%
2007	321,900	5,708,514	17.73	5,997,861	18.63	22.13%
2008	39,380	812,234	20.63	841,337	21.36	2.71%
2009	28,702	725,781	25.29	736,075	25.65	1.97%
2010	79,971	1,176,252	14.71	1,176,252	14.71	5.50%
2011	137,321	2,445,475	17.81	2,546,781	18.55	9.44%
2012	72,362	1,625,589	22.46	1,807,154	24.97	4.97%
2013	—	—	—	—	—	—
Thereafter	311,195	5,307,303	17.05	6,255,311	20.10	21.39%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	94.7%	81.6%	94.7%	81.6%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	—	77.8%	—	77.8%

Total Portfolio	100.0%	100.0%	96.5%	86.8%	96.7%	87.3%

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2004	40,000	$428,580	$10.71	$428,580	$10.71	20.83%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Greater Boston	—	—	0.0%	74.9%	0.0%	74.9%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%

Total Portfolio	—	—	20.8%	89.3%	20.8%	89.3%

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2004	20,374	$2,157,522	$105.90	(1)	$2,235,414	$109.72	(1)	1.57%
2005	59,899	4,408,518	73.60		4,446,387	74.23		4.61%
2006	56,113	3,275,564	58.37		3,288,377	58.60		4.32%
2007	44,988	2,364,941	52.57		2,466,092	54.82		3.47%
2008	68,122	3,412,451	50.09		3,523,227	51.72		5.25%
2009	63,736	2,701,750	42.39		2,853,577	44.77		4.91%
2010	132,360	4,647,715	35.11		5,071,171	38.31		10.19%
2011	41,289	2,563,748	62.09		2,968,754	71.90		3.18%
2012	103,652	4,827,504	46.57		5,417,517	52.27		7.98%
2013	58,999	4,903,501	83.11		5,401,122	91.55		4.54%
Thereafter	648,760	32,601,878	50.25		40,075,942	61.77		49.97%

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $67.64.

Boston Properties, Inc.

Second Quarter 2004

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualize Revenues Under Expiring Leases with future step-ups -p.s.f.	Percentage of Total Square Feet
2004	1,038,862	$36,942,953	$35.56	$36,901,890	$35.52	3.3%
2005	2,365,062	85,943,340	36.34	86,662,760	36.64	7.6%
2006	2,508,552	104,670,592	41.73	105,713,048	42.14	8.1%
2007	2,760,449	99,994,212	36.22	102,415,143	37.10	8.9%
2008	1,632,986	69,360,378	42.47	71,969,713	44.07	5.2%
2009	3,096,048	118,900,236	38.40	128,228,339	41.42	9.9%
2010	1,870,681	78,709,520	42.08	85,591,750	45.75	6.0%
2011	2,823,848	117,193,456	41.50	131,395,448	46.53	9.1%
2012	2,286,282	104,981,915	45.92	113,502,989	49.65	7.3%
2013	561,511	24,045,158	42.82	26,801,413	47.73	1.8%
Thereafter	7,845,583	360,737,356	45.98	425,021,426	54.17	25.2%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Greater Boston	93.7%	92.6%	84.2%	85.5%	89.2%	89.2%
Greater Washington	99.6%	98.9%	96.0%	93.8%	97.2%	95.2%
Midtown Manhattan	98.6%	98.7%	—	—	98.6%	98.7%
Baltimore, MD	94.7%	98.5%	—	—	94.7%	98.5%
Princeton/East Brunswick, NJ	—	—	89.6%	94.8%	89.6%	94.8%
Richmond, VA	91.7%	91.4%	—	—	91.7%	91.4%
Greater San Francisco	88.8%	91.9%	56.9%	61.3%	83.4%	85.9%

Total Portfolio	95.1%	95.5%	88.2%	88.9%	92.5%	92.8%

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	224,260	$7,658,918	$34.15	$7,505,130	$33.47	—	$—	$—		$—	$—
2005	838,672	32,024,920	38.19	32,262,075	38.47	—	—	—		—	—
2006	563,312	19,893,786	35.32	19,533,513	34.68	253,704	3,551,372	14.00		3,551,372	14.00
2007	498,165	19,578,540	39.30	20,156,163	40.46	144,140	1,946,210	13.50		2,207,420	15.31
2008	496,873	15,949,321	32.10	16,637,156	33.48	—	—	—		—	—
2009	1,066,913	37,708,044	35.34	41,335,625	38.74	—	—	—		—	—
2010	175,871	5,658,517	32.17	6,162,385	35.04	—	—	—		—	—
2011	801,220	30,338,017	37.86	34,561,862	43.14	80,000	1,648,302	20.60		1,748,302	21.85
2012	608,127	22,109,759	36.36	24,462,393	40.23	72,362	1,625,589	22.46		1,807,154	24.97
2013	240,470	10,813,733	44.97	11,789,366	49.03	—	—	—		—	—
Thereafter	769,884	31,670,657	41.14	34,063,210	44.24	—	—	—		—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	7,565	$1,580,006	$208.86	(1)	$1,657,898	$219.15	(1)
2005	—	—	—	—	—	26,154	2,572,833	98.37		2,583,408	98.78
2006	—	—	—	—	—	14,888	1,218,299	81.83		1,218,895	81.87
2007	—	—	—	—	—	4,001	422,797	105.67		428,973	107.22
2008	—	—	—	—	—	5,467	547,164	100.08		511,164	93.50
2009	—	—	—	—	—	9,497	667,706	70.31		677,710	71.36
2010	—	—	—	—	—	77,838	2,359,266	30.31		2,433,486	31.26
2011	—	—	—	—	—	11,599	570,390	49.18		618,890	53.36
2012	—	—	—	—	—	52,949	1,789,593	33.80		1,856,466	35.06
2013	—	—	—	—	—	13,892	1,935,199	139.30		2,033,724	146.40
Thereafter	—	—	—	—	—	448,795	18,358,188	40.91		21,148,211	47.12

(1)	Excluding kiosks with zero square feet at the Prudential Center, current and future expiring rents would be $97.96.

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	95,763	3,414,307	35.65	3,665,894	38.28	—	—	—	—	—
Q4 2004	128,497	4,244,610	33.03	3,839,235	29.88	—	—	—	—	—

Total 2004	224,260	$7,658,918	$34.15	$7,505,130	$33.47	—	—	—	—	—

Q1 2005	101,210	$3,894,007	$38.47	$3,964,096	$39.17	—	$—	$—	$—	$—
Q2 2005	243,566	7,545,710	30.98	7,545,710	30.98	—	—	—	—	—
Q3 2005	175,304	9,174,317	52.33	9,314,636	53.13	—	—	—	—	—
Q4 2005	318,592	11,410,886	35.82	11,437,632	35.90	—	—	—	—	—

Total 2005	838,672	$32,024,920	$38.19	$32,262,075	$38.47	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	3,665	588,759	160.64	606,879	165.59
Q4 2004	—	—	—	—	—	3,900	991,247	254.17	1,051,019	269.49

Total 2004	—	—	$—	$—	$—	7,565	$1,580,006	$208.86	$1,657,898	$219.15

Q1 2005	—	$—	$—	—	$—	9,432	$810,651	$85.95	$821,151	$87.06
Q2 2005	—	—	—	—	—	2,378	820,515	345.04	784,890	330.06
Q3 2005	—	—	—	—	—	2,027	334,863	165.20	330,867	163.23
Q4 2005	—	—	—	—	—	12,317	606,803	49.27	646,499	52.49

Total 2005	—	$—	$—	$—	$—	26,154	$2,572,833	$98.37	$2,583,408	$98.78

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	5,604	$189,808	$33.87	$189,808	$33.87	44,468	$733,582	$16.50	$740,282	$16.65
2005	315,286	10,939,405	34.70	11,180,884	35.46	69,345	796,571	11.49	815,549	11.76
2006	232,312	7,217,685	31.07	7,503,540	32.30	33,400	546,385	16.36	574,438	17.20
2007	359,394	12,257,614	34.11	12,502,036	34.79	177,760	3,762,305	21.17	3,790,442	21.32
2008	216,626	7,069,422	32.63	7,738,556	35.72	39,380	812,234	20.63	841,337	21.36
2009	1,115,602	39,403,096	35.32	42,543,498	38.14	28,702	725,781	25.29	736,075	25.65
2010	785,249	29,159,177	37.13	32,072,441	40.84	79,971	1,176,252	14.71	1,176,252	14.71
2011	964,549	31,109,456	32.25	36,155,762	37.48	57,321	797,173	13.91	798,479	13.93
2012	443,904	16,590,013	37.37	20,192,234	45.49	—	—	—	—	—
2013	57,015	1,511,196	26.51	1,859,891	32.62	—	—	—	—	—
Thereafter	1,654,965	56,963,549	34.42	68,880,756	41.62	311,195	5,307,303	17.05	6,255,311	20.10

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2005	—	—	—	—	—	3,418	133,903	39.18	135,067	39.52
2006	—	—	—	—	—	4,686	181,099	38.65	184,493	39.37
2007	—	—	—	—	—	12,610	375,508	29.78	395,687	31.38
2008	—	—	—	—	—	16,338	648,577	39.70	685,497	41.96
2009	—	—	—	—	—	23,554	689,933	29.29	769,376	32.66
2010	—	—	—	—	—	17,280	588,368	34.05	679,893	39.35
2011	—	—	—	—	—	11,221	474,123	42.25	531,961	47.41
2012	—	—	—	—	—	10,046	272,627	27.14	326,087	32.46
2013	—	—	—	—	—	13,377	589,245	44.05	723,461	54.08
Thereafter	—	—	—	—	—	35,365	1,196,952	33.85	1,521,609	43.03

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	5,604	189,808	33.87	189,808	33.87	—	—	—	—	—
Q4 2004	—	—	—	—	—	44,468	733,582	16.50	740,282	16.65

Total 2004	5,604	$189,808	$33.87	$189,808	$33.87	44,468	$733,582	$16.50	$740,282	$16.65

Q1 2005	69,286	$2,645,375	$38.18	$2,657,589	$38.36	—	$—	$—	$—	$—
Q2 2005	70,518	2,268,569	32.17	2,287,073	32.43	52,539	551,190	10.49	564,108	10.74
Q3 2005	95,563	3,287,289	34.40	3,400,587	35.58	16,806	245,381	14.60	251,441	14.96
Q4 2005	79,919	2,738,172	34.26	2,835,635	35.48	—	—	—	—	—

Total 2005	315,286	$10,939,405	$34.70	$11,180,884	$35.46	69,345	$796,571	$11.49	$815,549	$11.76

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—

Total 2004	—	$—	$—	—	$—	—	—	$—	—	$—

Q1 2005	—	$—	$—	$—	$—	2,334	$82,169	$35.21	$82,169	$35.21
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	1,084	51,735	47.73	52,898	48.80
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	3,418	$133,903	$39.18	135,067	$39.52

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	387,681	$16,017,040	$41.31	$16,052,050	$41.41	—	$—	$—	$—	$—
2005	368,274	15,298,870	41.54	15,319,538	41.60	—	—	—	—	—
2006	887,232	41,414,507	46.68	42,406,692	47.80	—	—	—	—	—
2007	438,773	20,843,357	47.50	21,157,206	48.22	—	—	—	—	—
2008	297,494	10,815,283	36.35	11,338,804	38.11	—	—	—	—	—
2009	199,838	9,347,499	46.78	9,694,080	48.51	—	—	—	—	—
2010	200,175	11,629,268	58.10	12,898,750	64.44	—	—	—	—	—
2011	209,360	18,391,054	87.84	18,924,568	90.39	—	—	—	—	—
2012	127,771	5,480,433	42.89	5,955,074	46.61	—	—	—	—	—
2013	113,194	4,028,757	35.59	4,520,402	39.93	—	—	—	—	—
Thereafter	563,973	19,344,005	34.30	21,402,503	37.95	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	40,000	$428,580	$10.71	$428,580	$10.71	6,422	$296,389	$46.15	$296,389	$46.15
2005	—	—	—	—	—	23,517	1,142,644	48.59	1,160,644	49.35
2006	—	—	—	—	—	20,964	1,176,314	56.11	1,180,500	56.31
2007	—	—	—	—	—	18,341	1,138,236	62.06	1,213,031	66.14
2008	—	—	—	—	—	39,524	1,975,415	49.98	2,067,455	52.31
2009	—	—	—	—	—	30,685	1,344,111	43.80	1,406,491	45.84
2010	—	—	—	—	—	32,212	1,343,362	41.70	1,541,075	47.84
2011	—	—	—	—	—	3,474	189,100	54.43	227,915	65.61
2012	—	—	—	—	—	35,018	2,132,315	60.89	2,410,897	68.85
2013	—	—	—	—	—	9,302	672,516	72.30	739,809	79.53
Thereafter	—	—	—	—	—	20,394	1,078,284	52.87	1,473,864	72.27

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	228,341	10,491,435	45.95	10,526,445	46.10	—	—	—	—	—
Q4 2004	159,340	5,525,605	34.68	5,525,605	34.68	—	—	—	—	—

Total 2004	387,681	$16,017,040	$41.31	$16,052,050	$41.41	—	—	—	—	—

Q1 2005	123,662	$4,854,394	$39.26	$4,854,394	$39.26	—	$—	$—	$—	$—
Q2 2005	108,316	4,046,369	37.36	4,046,369	37.36	—	—	—	—	—
Q3 2005	88,080	4,381,549	49.75	4,392,806	49.87	—	—	—	—	—
Q4 2005	48,216	2,016,558	41.82	2,025,969	42.02	—	—	—	—	—

Total 2005	368,274	$15,298,870	$41.54	$15,319,538	$41.60	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	1,318	86,460	65.60	86,460	65.60
Q4 2004	40,000	428,580	10.71	428,580	10.71	5,104	209,929	41.13	209,929	41.13

Total 2004	40,000	$428,580	$10.71	$428,580	$10.71	6,422	$296,389	$46.15	$296,389	$46.15

Q1 2005	—	$—	$—	$—	$—	7,363	$307,427	$41.75	$307,427	41.75
Q2 2005	—	—	—	—	—	3,215	196,332	61.07	196,332	61.07
Q3 2005	—	—	—	—	—	11,794	545,711	46.27	563,711	47.80
Q4 2005	—	—	—	—	—	1,145	93,175	81.38	93,175	81.38

Total 2005	—	—	—	—	—	23,517	$1,142,644	$48.59	$1,160,644	$49.35

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	23,806	$1,308,639	$54.97	$1,308,639	$54.97	—	$—	$—	$—	$—
2005	66,577	4,665,776	70.08	4,665,776	70.08	—	—	—	—	—
2006	357,204	24,695,493	69.14	24,689,584	69.12	—	—	—	—	—
2007	170,306	10,607,766	62.29	10,714,632	62.91	—	—	—	—	—
2008	505,844	31,072,422	61.43	31,639,118	62.55	—	—	—	—	—
2009	306,716	19,477,253	63.50	20,683,113	67.43	—	—	—	—	—
2010	304,088	20,269,769	66.66	21,542,414	70.84	—	—	—	—	—
2011	395,574	23,864,600	60.33	26,904,357	68.01	—	—	—	—	—
2012	891,075	53,101,152	59.59	54,151,545	60.77	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	3,237,630	195,841,783	60.49	235,201,134	72.65	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	1,300	$151,445	$116.50	$151,445	$116.50
2005	—	—	—	—	—	1,514	295,209	194.99	296,312	195.71
2006	—	—	—	—	—	15,575	699,853	44.93	704,489	45.23
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	161,135	49.86	168,377	52.10
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	356,718	70.92	416,718	82.85
2011	—	—	—	—	—	14,995	1,330,135	88.71	1,589,987	106.03
2012	—	—	—	—	—	5,639	632,969	112.25	824,067	146.14
2013	—	—	—	—	—	15,896	1,465,772	92.21	1,648,205	103.69
Thereafter	—	—	—	—	—	136,160	11,919,158	87.54	15,793,749	115.99

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	23,806	1,308,639	54.97	1,308,639	54.97	—	—	—	—	—

Total 2004	23,806	$1,308,639	$54.97	$1,308,639	$54.97	—	—	—	—	—

Q1 2005	3,667	$220,220	$60.05	$220,220	$60.05	—	$—	$—	$—	$—
Q2 2005	7,956	428,830	53.90	428,830	53.90	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	54,954	4,016,726	73.09	4,016,726	73.09	—	—	—	—	—

Total 2005	66,577	$4,665,776	$70.08	$4,665,776	$70.08	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	1,300	151,445	116.50	151,445	116.50

Total 2004	—	$—	$—	$—	$—	1,300	$151,445	$116.50	$151,445	$116.50

Q1 2005	—	$—	$—	—	$—	—	$—	$—	$—	—
Q2 2005	—	—	—	—	—	1,103	257,421	233.38	257,421	$233.38
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	37,788	91.94	38,891	94.62

Total 2005	—	$—	$—	$—	$—	1,514	$295,209	$194.99	$296,312	$195.71

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	198,953	$6,136,343	$30.84	$6,136,343	$30.84	—	$—	$—	$—	$—
2005	250,647	7,878,403	31.43	7,889,549	31.48	—	—	—	—	—
2006	86,237	3,024,225	35.07	3,066,625	35.56	—	—	—	—	—
2007	513,240	15,449,140	30.10	16,210,760	31.59	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	251,399	7,866,606	31.29	8,712,357	34.66	—	—	—	—	—
2010	133,801	4,532,747	33.88	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,354,938	30.95	9,193,711	34.06	—	—	—	—	—
2012	5,500	158,675	28.85	168,300	30.60	—	—	—	—	—
2013	91,833	2,787,971	30.36	3,230,632	35.18	—	—	—	—	—
Thereafter	384,114	11,359,972	29.57	11,494,361	29.92	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	47,004	1,383,222	29.43	1,383,222	29.43	—	—	—	—	—
Q4 2004	151,949	4,753,121	31.28	4,753,121	31.28	—	—	—	—	—

Total 2004	198,953	$6,136,343	$30.84	$6,136,343	$30.84	—	—	—	—	—

Q1 2005	25,792	$680,201	$26.37	$680,201	$26.37	—	$—	$—	$—	$—
Q2 2005	8,977	281,833	31.40	281,833	31.40	—	—	—	—	—
Q3 2005	135,202	4,111,032	30.41	4,122,178	30.49	—	—	—	—	—
Q4 2005	80,676	2,805,337	34.77	2,805,337	34.77	—	—	—	—	—

Total 2005	250,647	$7,878,403	$31.43	$7,889,549	$31.48	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,904	48,000	16.53	48,000	16.53

Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	93,716	$2,312,521	$24.68	$2,305,645	$24.60	—	$—	$—	$—	$—
2005	396,362	9,930,876	25.06	10,083,003	25.44	—	—	—	—	—
2006	39,038	1,051,574	26.94	1,098,908	28.15	—	—	—	—	—
2007	413,683	13,184,340	31.87	13,210,394	31.93	—	—	—	—	—
2008	8,647	229,245	26.51	251,516	29.09	—	—	—	—	—
2009	63,142	1,670,207	26.45	1,670,013	26.45	—	—	—	—	—
2010	59,166	1,636,076	27.65	1,803,825	30.49	—	—	—	—	—
2011	4,618	126,169	27.32	139,653	30.24	—	—	—	—	—
2012	33,891	1,088,790	32.13	1,348,771	39.80	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	275,062	7,648,208	27.81	7,648,209	27.81	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	2,183	$81,682	$37.42	$81,682	$37.42
2005	—	—	—	—	—	5,296	263,929	49.84	270,956	51.16
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	10,036	428,400	42.69	428,400	42.69
2008	—	—	—	—	—	3,561	80,160	22.51	90,733	25.48
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	240,769	36.86	255,923	39.18
Thereafter	—	—	—	—	—	8,046	49,296	6.13	138,510	17.21

Boston Properties, Inc.

Second Quarter 2004

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA and Baltimore, MD)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	61,160	1,342,123	21.94	1,335,247	21.83	—	—	—	—	—
Q4 2004	32,556	970,398	29.81	970,398	29.81	—	—	—	—	—

Total 2004	93,716	$2,312,521	$24.68	$2,305,645	$24.60	—	$—	$—	$—	$—

Q1 2005	1,731	$37,891	$21.89	$37,891	$21.89	—	$—	$—	$—	$—
Q2 2005	23,213	561,458	24.19	570,783	24.59	—	—	—	—	—
Q3 2005	37,894	1,199,260	31.65	1,217,694	32.13	—	—	—	—	—
Q4 2005	333,524	8,132,267	24.38	8,256,635	24.76	—	—	—	—	—

Total 2005	396,362	$9,930,876	$25.06	$10,083,003	$25.44	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,183	81,682	37.42	81,682	37.42

Total 2004	—	$—	$—	$—	$—	2,183	$81,682	$37.42	$81,682	$37.42

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	5,296	263,929	49.84	270,956	51.16
Q4 2005	—	—	—	—	—	—	—	—	—	—

Total 2005	—	$—	$—	$—	$—	5,296	$263,929	$49.84	$270,956	$51.16

Boston Properties, Inc.

Second Quarter 2004

CBD PROPERTIES

Lease Expirations

	Greater Boston								Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases		Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	55,572	(1)	$3,697,446	(1)	$66.53	(1)	$3,775,338	$67.94	2,067	$70,278	$34.00	$70,278	$34.00
2005	481,555		23,592,529		48.99		23,735,006	49.29	73,307	2,769,263	37.78	2,810,976	38.35
2006	153,625		7,564,635		49.24		7,550,987	49.15	42,847	1,717,686	40.09	1,764,909	41.19
2007	169,088		9,167,515		54.22		9,304,648	55.03	277,578	9,603,142	34.60	9,667,392	34.83
2008	173,171		6,510,011		37.59		6,605,386	38.14	42,191	1,663,245	39.42	1,796,657	42.58
2009	738,820		26,688,321		36.12		29,678,570	40.17	833,833	30,936,496	37.10	33,956,880	40.72
2010	161,066		5,730,711		35.58		6,074,091	37.71	214,946	7,866,681	36.60	9,162,129	42.63
2011	447,949		23,102,010		51.57		26,322,573	58.76	95,834	3,215,842	33.56	3,892,801	40.62
2012	309,025		13,785,294		44.61		14,694,688	47.55	80,203	3,142,353	39.18	3,158,200	39.38
2013	254,362		12,748,932		50.12		13,823,090	54.34	1,702	88,083	51.75	110,555	64.96
Thereafter	990,601		42,028,541		42.43		45,806,947	46.24	406,913	18,282,173	44.93	22,443,759	55.16

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	25,106	$1,460,084	$58.16	$1,460,084	$58.16	344,904	$14,618,403	$42.38	$14,653,413	$42.49
2005	68,091	4,960,985	72.86	4,962,087	72.87	347,371	14,807,149	42.63	14,837,237	42.71
2006	372,779	25,395,345	68.12	25,394,073	68.12	847,064	39,688,867	46.85	40,533,099	47.85
2007	170,306	10,607,766	62.29	10,714,632	62.91	438,397	21,364,518	48.73	21,737,000	49.58
2008	509,076	31,233,557	61.35	31,807,495	62.48	264,807	11,066,221	41.79	11,598,467	43.80
2009	306,716	19,477,253	63.50	20,683,113	67.43	215,570	10,265,323	47.62	10,636,763	49.34
2010	309,118	20,626,487	66.73	21,959,132	71.04	224,663	12,797,631	56.96	14,208,105	63.24
2011	410,569	25,194,734	61.37	28,494,345	69.40	212,834	18,580,154	87.30	19,152,483	89.99
2012	896,714	53,734,121	59.92	54,975,612	61.31	162,789	7,612,747	46.76	8,365,970	51.39
2013	15,896	1,465,772	92.21	1,648,205	103.69	122,496	4,701,273	38.38	5,260,212	42.94
Thereafter	3,373,790	207,760,941	61.58	250,994,883	74.40	328,065	13,431,601	40.94	14,624,673	44.58

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	95,899	$2,394,203	$24.97	$2,387,327	$24.89
2005	—	—	—	—	—	401,658	10,194,805	25.38	10,353,959	25.78
2006	—	—	—	—	—	39,038	1,051,574	26.94	1,098,908	28.15
2007	—	—	—	—	—	423,719	13,612,741	32.13	13,638,794	32.19
2008	—	—	—	—	—	12,208	309,404	25.34	342,249	28.03
2009	—	—	—	—	—	63,142	1,670,207	26.45	1,670,013	26.45
2010	—	—	—	—	—	59,166	1,636,076	27.65	1,803,825	30.49
2011	—	—	—	—	—	4,618	126,169	27.32	139,653	30.24
2012	—	—	—	—	—	33,891	1,088,790	32.13	1,348,771	39.80
2013	—	—	—	—	—	6,532	240,769	36.86	255,923	39.18
Thereafter	—	—	—	—	—	283,108	7,697,505	27.19	7,786,719	27.50

(1)	Includes 7,565 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases with retail is $45.36 and rent on expiring leases with future step-up including retail is $45.36 per square foot.

Boston Properties, Inc.

Second Quarter 2004

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	176,253	$5,541,478	$31.44	$5,387,690	$30.57	48,005	$853,112	$17.77	$859,812	$17.91
2005	383,271	11,005,224	28.71	11,110,476	28.99	314,742	9,100,617	28.91	9,320,523	29.61
2006	678,279	17,098,822	25.21	16,752,793	24.70	227,551	6,227,483	27.37	6,497,563	28.55
2007	477,218	12,780,031	26.78	13,487,908	28.26	272,186	6,792,285	24.95	7,020,772	25.79
2008	329,169	9,986,473	30.34	10,542,933	32.03	230,153	6,866,989	29.84	7,468,733	32.45
2009	337,590	11,687,429	34.62	12,334,765	36.54	334,025	9,882,314	29.59	10,092,069	30.21
2010	92,643	2,287,072	24.69	2,521,781	27.22	667,554	23,057,116	34.54	24,766,456	37.10
2011	444,870	9,454,698	21.25	10,606,481	23.84	937,257	29,164,911	31.12	33,593,400	35.84
2012	424,413	11,739,647	27.66	13,431,326	31.65	373,747	13,720,288	36.71	17,360,121	46.45
2013	—	—	—	—	—	68,690	2,012,358	29.30	2,472,797	36.00
Thereafter	228,078	8,000,304	35.08	9,404,474	41.23	1,594,612	45,185,631	28.34	54,213,918	34.00

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	—	$—	$—	$—	$—	89,199	$2,123,606	$23.81	$2,123,606	$23.81
2005	—	—	—	—	—	44,420	1,634,365	36.79	1,642,945	36.99
2006	—	—	—	—	—	61,132	2,901,954	47.47	3,054,093	49.96
2007	—	—	—	—	—	18,717	617,074	32.97	633,237	33.83
2008	—	—	—	—	—	72,211	1,724,478	23.88	1,807,793	25.03
2009	—	—	—	—	—	14,953	426,288	28.51	463,808	31.02
2010	—	—	—	—	—	7,724	175,000	22.66	231,720	30.00
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	256,302	6,990,688	27.28	8,251,693	32.20

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2004	201,857	$6,184,343	$30.64	$6,184,343	$30.64	—	$—	$—	$—	$—
2005	250,647	7,878,403	31.43	7,889,549	31.48	—	—	—	—	—
2006	86,237	3,024,225	35.07	3,066,625	35.56	—	—	—	—	—
2007	513,240	15,449,140	30.10	16,210,760	31.59	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	251,399	7,866,606	31.29	8,712,357	34.66	—	—	—	—	—
2010	133,801	4,532,747	33.88	4,864,511	36.36	—	—	—	—	—
2011	269,917	8,354,938	30.95	9,193,711	34.06	—	—	—	—	—
2012	5,500	158,675	28.85	168,300	30.60	—	—	—	—	—
2013	91,833	2,787,971	30.36	3,230,632	35.18	—	—	—	—	—
Thereafter	384,114	11,359,972	29.57	11,494,361	29.92	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2004

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Second Quarter 2004	Second Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	88.0%	81.8%	7.6%	82.9%	76.8%	7.9%
Average Daily Rate	$216.07	$205.76	5.0%	$191.10	$186.31	2.6%
Revenue per available room	$190.14	$168.31	13.0%	$158.32	$143.12	10.6%

Cambridge Center Marriott
	Second Quarter 2004	Second Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	85.9%	77.7%	10.6%	75.5%	70.9%	6.5%
Average Daily Rate	$168.27	$166.87	0.8%	$154.16	$157.03	-1.8%
Revenue per available room	$144.49	$129.60	11.5%	$116.37	$111.33	4.5%

Residence Inn by Marriott
	Second Quarter 2004	Second Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	87.8%	80.3%	9.3%	79.3%	74.9%	5.9%
Average Daily Rate	$138.33	$129.28	7.0%	$126.74	$123.27	2.8%
Revenue per available room	$121.40	$103.77	17.0%	$100.46	$92.29	8.9%

Total Hotel Performance
	Second Quarter 2004	Second Quarter 2003	Percent Change	Year to Date 2004	Year to Date 2003	Percent Change
Occupancy	87.1%	79.8%	9.1%	79.1%	74.0%	6.9%
Average Daily Rate	$180.22	$173.82	3.7%	$162.50	$161.12	0.9%
Revenue per available room	$157.06	$138.95	13.0%	$129.03	$119.46	8.0%

Boston Properties, Inc.

Second Quarter 2004

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Greater Boston	93.7%	92.5%	84.2%	85.5%	89.2%	89.2%
Greater Washington	99.6%	98.9%	95.2%	94.4%	96.6%	95.8%
Midtown Manhattan	98.6%	98.7%	—	—	98.6%	98.7%
Baltimore, MD	94.7%	98.5%	—	—	94.7%	98.5%
Princeton/East Brunswick, NJ	—	—	89.6%	94.8%	89.6%	94.8%
Richmond, VA	91.7%	91.4%	—	—	91.7%	91.4%
Greater San Francisco	88.8%	91.9%	56.9%	57.4%	83.4%	86.1%

Total Portfolio	95.0%	95.5%	87.3%	88.8%	92.1%	92.9%

Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Total Office Portfolio	95.0%	95.4%	87.3%	88.5%	92.3%	93.0%
Total Office/Technical Portfolio	100.0%	100.0%	96.5%	92.0%	96.7%	92.4%
Total Industrial Portfolio	—	—	20.8%	79.9%	20.8%	79.9%

Total Portfolio	95.0%	95.5%	87.3%	88.8%	92.1%	92.9%

(1)	For disclosures related to our definition of Same Property, see page 53.

Boston Properties, Inc.

Second Quarter 2004

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	95	18	2	3	118
Square feet	28,034,470	1,454,852	192,009	937,874	30,619,205
Percent of in-service properties	95.1%	100.0%	100.0%	100.0%	95.5%
Occupancy @ 6/30/03	93.0%	92.4%	79.9%	—	92.9%
Occupancy @ 6/30/04	92.3%	96.7%	20.8%	—	92.1%
Percent change from 2nd quarter 2004 over 2nd quarter 2003 (2):
Rental revenue	-0.3%	5.1%	-72.6%	11.3%	0.3%
Operating expenses and real estate taxes	2.4%	19.4%	11.5%	9.1%	3.3%
Net Operating Income (3)	-1.6%	1.6%	-104.3%	16.9%	-1.3%
Net Operating Income (3) - without hotels					-1.7%

Rental revenue - cash basis	0.5%	3.9%	-73.3%	11.3%	1.1%
Net Operating Income (3) - cash basis (4)	-0.4%	0.0%	-102.3%	16.8%	-0.1%
Net Operating Income (3) - cash basis(4) - without hotels					-0.6%

	Office	Office/Technical	Industrial	Total
Vacant space available @ 4/1/04 (sf)	2,206,007	28,533	152,009	2,386,549
Square footage of leases expiring or terminated 4/1/04-6/30/04	838,718	57,575	—	896,293

Total space for lease (sf)	3,044,725	86,108	152,009	3,282,842

New tenants (sf)	486,596	24,661	—	511,257
Renewals (sf)	378,076	45,398	—	423,474

Total space leased (sf)	864,672	70,059	—	934,731

Space available @ 6/30/04 (sf)	2,180,053	16,049	152,009	2,348,111

Net (increase)/decrease in available space (sf)	25,954	12,484	—	38,438
Average lease term (months)	74	55	—	72
2nd generation TI/Comm PSF	$25.00	$10.04	$—	$23.60
Increase (decrease) in 2nd generation gross rents (5)	-4.40%	-1.94%	0.00%	-4.34%
Increase (decrease) in 2nd generation net rents (5)	-4.62%	29.45%	0.00%	-3.67%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 46 for a quantitative reconciliation.
(3)	For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI, see page 53.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 47. For disclosures relating to our use of NOI, see page 53.
(5)	Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 701,707 square feet.

Boston Properties, Inc.

Second Quarter 2004

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	6/30/2004	6/30/2003
	(in thousands)
Net income available to common shareholders	$87,118	$63,236
Gains on sales of real estate from discontinued operations, net of minority interest	(19,589)	—
Income from discontinued operations, net of minority interest	(69)	(935)
Gains on sales of real estate and other assets, net of minority interest	(1,377)	(3,546)
Minority interest in Operating Partnership	17,908	18,924
Income from unconsolidated joint ventures	(879)	(1,353)
Minority interest in property partnerships	(1,238)	(268)

Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and other assets, income from discontinued operations and gains on sales of real estate from discontinued operations	81,874	76,058

Add:
Net derivative losses	—	991
Depreciation and amortization	60,737	50,323
Interest	74,789	75,447
General and administrative	12,493	11,028

Subtract:
Interest and other	(1,090)	(663)
Development and management services	(5,965)	(5,429)

Consolidated Net Operating Income	$222,838	$207,755

Same Property Net Operating Income	$202,161	$204,725
Net operating income from non Same Properties (1)	20,677	1,611
Termination income	—	1,419

Consolidated Net Operating Income	$222,838	$207,755

Same Property Net Operating Income	$202,161	$204,725
Less Straight Line Rent	8,284	10,631

Same Property Net Operating Income - cash basis	$193,877	$194,094

(1)	See pages 19-22 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2004

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-04	30-Jun-03			30-Jun-04	30-Jun-03			30-Jun-04	30-Jun-03
Rental Revenue	$287,955	$290,325			$5,636	$5,363			$104	$380
Less Termination Income	—	1,419			—	—			—	—

Rental revenue - subtotal	287,955	288,906	(951)	-0.3%	5,636	5,363	273	5.1%	104	380	(276)	-72.6%
Operating expenses and real estate taxes	95,953	93,724	2,229	2.4%	1,255	1,051	204	19.4%	116	104	12	11.5%

Net Operating Income (1)	$192,002	$195,182	$(3,180)	-1.6%	$4,381	$4,312	$69	1.6%	$(12)	$276	$(288)	-104.3%

Rental revenue - subtotal	$287,955	$288,906			$5,636	$5,363			$104	$380
Less Straight Line Rent	8,145	10,585	(2,440)		143	74	69		(5)	(28)	23

Rental revenue - cash basis	279,810	278,321	1,489	0.5%	5,493	5,289	204	3.9%	109	408	(299)	-73.3%
Less:
Operating expenses and real estate taxes	95,953	93,724	2,229	2.4%	1,255	1,051	204	19.4%	116	104	12	11.5%

Net Operating Income (2) - cash basis	$183,857	$184,597	$(740)	-0.4%	$4,238	$4,238	$—	0.0%	$(7)	$304	$(311)	-102.3%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-04	30-Jun-03			30-Jun-04	30-Jun-03
Rental Revenue	$19,166	$17,213			$312,861	$313,281
Less Termination Income	—	—			—	1,419

Rental revenue - subtotal	19,166	17,213	$1,953	11.3%	312,861	311,862	999	0.3%
Operating expenses and real estate taxes	13,376	12,258	1,118	9.1%	110,700	107,137	3,563	3.3%

Net Operating Income (1)	$5,790	$4,955	$835	16.9%	$202,161	$204,725	$(2,564)	-1.3%

Rental revenue - subtotal	$19,166	$17,213			$312,861	$311,862
Less Straight Line Rent	1	—	1		8,284	10,631	(2,347)

Rental revenue - cash basis	19,165	17,213	1,952	11.3%	304,577	301,231	3,346	1.1%
Less:
Operating expenses and real estate taxes	13,376	12,258	1,118	9.1%	110,700	107,137	3,563	3.3%

Net Operating Income (2) - cash basis	$5,789	$4,955	$834	16.8%	$193,877	$194,094	$(217)	-0.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 46. For disclosures relating to our use of NOI see page 53.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 45. For disclosures relating to our use of NOI see page 53.

Boston Properties, Inc.

Second Quarter 2004

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2004

	Office	Office/Technical	Industrial	Total
Vacant space available @ 4/1/2004 (sf)	2,223,629	28,533	152,009	2,404,171
Property dispositions (sf)	(12,978)	—	—	(12,978)
Property acquisitions (sf)	1,494	—	—	1,494
Leases expiring or terminated 4/4/04-6/30/04 (sf)	838,718	57,575	—	896,293

Total space for lease (sf)	3,050,863	86,108	152,009	3,288,980

New tenants (sf)	491,240	24,661	—	515,901
Renewals (sf)	378,076	45,398	—	423,474

Total space leased (sf)	869,316	70,059	—	939,375 (1)

Space available @ 6/30/04 (sf)	2,181,547	16,049	152,009	2,349,605

Net (increase)/decrease in available space (sf)	42,082	12,484	—	54,566
Average lease term (months)	74	55	—	72
2nd generation TI/Comm PSF	$24.99	$10.04	$—	$23.59
Increase (decrease) in 2nd generation gross rents (2)	-4.47%	-1.94%	0.00%	-4.41%
Increase (decrease) in 2nd generation net rents (3)	-4.72%	29.45%	0.00%	-3.78%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 706,351.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 706,351.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	22,467	156,656	-4.76%	-9.72%	179,123
Washington	21,840	259,826	1.41%	5.75%	281,666
New York	—	82,594	-1.61%	-4.86%	82,594
San Francisco	145,029	125,481	-11.47%	-12.34%	270,510
Princeton		125,482	-10.52%	-4.17%	125,482

	189,336	750,039	-4.41%	-3.78%	939,375

Boston Properties, Inc.

Second Quarter 2004

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2004	Q1 2004	2003	2002
Recurring capital expenditures	$4,138	$3,211	$18,514	$16,674
Planned non-recurring capital expenditures associated with acquisition properties	981	324	4,464	31,908
Hotel improvements, equipment upgrades and replacements	228	273	2,345	3,218

	$5,347	$3,808	$25,323	$51,800

2nd Generation Tenant Improvements and Leasing Commissions (1)
(in thousands, except per share amounts)
	Q2 2004	Q1 2004	2003	2002
Office
Square feet	679,980	494,330	2,635,914	2,122,409

Tenant improvement and lease commissions PSF	$24.99	$26.33	$14.41	$20.17

Office/Technical
Square feet	70,059	81,426	169,893	347,321

Tenant improvement and lease commissions PSF	$10.04	$25.64	$6.43	$1.42

Industrial
Square feet	—	—	—	244,904

Tenant improvement and lease commissions PSF	$—	$—	$—	$0.62

Average tenant improvement and lease commissions PSF	$23.59	$26.23	$13.93	$16.01

(1)	Based on leases executed during the period.

Boston Properties, Inc.

Second Quarter 2004

ACQUISITIONS/DISPOSITIONS

as of June 30, 2004

ACQUISITIONS

For the period from January 1, 2004 through June 30, 2004

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
140 Kendrick Street (remaining 75% interest)	Mar-04	380,987	$21,552,000	$—	$21,552,000	100%
1330 Connecticut Avenue	Apr-04	259,403	88,000,000	9,200,000	97,200,000	99%

Total Acquisitions		640,390	$109,552,000	$9,200,000	$118,752,000	100%

DISPOSITIONS

For the period from January 1, 2004 through June 30, 2004

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
430 Rozzi Place (1)	Jan-04	20,000	$2,460,000	$2,172,000
Hilltop Office Center (1)	Feb-04	142,866	18,000,000	15,494,000
Sugarland Business Park, Building Two	Feb-04	59,215	7,131,000	2,414,000
Decoverly Two, Three, Six and Seven (2)	Apr-04	155,000	42,000,000	11,383,000
The Arboretum	Apr-04	96,000	21,500,000	7,980,000
38 Cabot Boulevard	May-04	161,000	5,750,000	4,227,000
Burlington Mall Road Land Parcel	Jun-04	n/a	1,900,000	1,658,000

Total Dispositions		634,081	$98,741,000	$45,328,000

(1)	We had a 35.7% interest in these properties, which were consolidated in our financial statements due to the scope and nature of our control. The gains presented are the gross amounts from the sales.
(2)	Buildings consist of two Class A office properties and two land parcels, one of which is subject to a ground lease.

Boston Properties, Inc.

Second Quarter 2004

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of June 30, 2004

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment (2)	Total Construction Loan	Amount Drawn at June 30, 2004	Estimated Future Equity Requirement	Percentage Leased (3)
New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400	$50,686,514	$67,589,000	$65,000,000	$54,790,969	$—	100%
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272	547,809,428	653,500,000	475,000,000	389,934,076	—	47%
901 New York Avenue (25% ownership)	Q3 2004	Q3 2005	Washington, D.C.	1	538,463	29,995,963	44,777,000	30,000,000	17,153,738	—	80%

Total Development Properties				3	2,030,135	$628,491,905	$765,866,000	$570,000,000	$461,878,783	$—	62%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2004

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Construction Loan	Drawn at June 30, 2004	Estimated Future Equity Requirement	Percentage Leased
Total Developments Placed in Service				—	—	$—	$—	$—	$—	$—	—

(1)	In accordance GAAP a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Includes net revenues during lease-up period and cash component of hedge contracts.
(3)	Represents percentage leased as of July 20, 2004.

Boston Properties, Inc.

Second Quarter 2004

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2004

Location	Acreage	Developable Square Feet
Rockville, MD	79.7	1,142,000
Dulles, VA	76.6	933,900
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Reston, VA	43.2	1,602,000
Boston, MA	0.5	776,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Waltham, MA	4.3	202,000
Andover, MA	10.0	110,000
Washington, D.C.	0.5	170,000

	369.4	7,376,900

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2004

Location	Acreage	Developable Square Feet
Princeton, NJ (1)	149.9	1,900,000
Washington, D.C. (2)	4.6	1,432,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	2.6	230,000

	178.6	3,862,000

(1)	$20.00 per developable square foot plus an earnout calculation.
(2)	One parcel is subject to ground lease. The other parcels’ option expires on 3/16/05 if there is no tenant.
(3)	Subject to ground lease.
(4)	In July 2004, the Company exercised its right to acquire, for approximately $3.4 million, this land parcel known as Cambridge Seven. In conjunction with the exercise of this option, the Company has entered into a built-to-suit agreement with the Massachusetts Institute of Technology (MIT) to lease a 231,000 square foot research laboratory which will be developed on the site. This development will be included in the construction in progress schedule beginning in Q3 2004.

Boston Properties, Inc.

Second Quarter 2004

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate assets depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific supplemental adjustments, including net derivative losses and early surrender lease adjustments. Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership, net derivative losses and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. When a property is treated as “in-service”, we cease capitalization of all project costs. The determination when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “same properties.” “Same properties” therefore exclude properties placed in service or acquired after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “same properties.” See pages 18-21 for “in-service properties” which are not included in “same properties.”

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